Chart 2010 Investment Highlights Exhibit 99.1

Disclosure
Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995.  The use of words such as “may”, “might”, “should”, “will”,
“expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or
“continue”, and other similar expressions are intended to identify forward-looking statements.  All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements.  These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves and the vulnerability of those markets to economic downturns; the negative impacts of the recent global economic and financial crisis;
a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices and changes in government energy policy; uncertainties associated with pending legislation initiatives relating to the use of natural gas as a transportation fuel; competition; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; the impact of the financial distress of third parties; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company's  global operations; fluctuations in foreign currency exchange and interest rates; potential future charges to income associated with potential impairment of the Company’s significant goodwill and other intangibles; the Company's ability to successfully manage its costs, core business resources and growth, including its ability to successfully acquire and integrate new product lines or businesses and manage operational expansions; the loss of key employees and deterioration of labor and employee relations; the pricing and availability of raw materials; the Company's ability to manage its fixed-price contract exposure; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; additional liabilities related to taxes; the costs of compliance with environmental, health and safety laws, and potential liabilities under these laws; the impact of hurricanes and other severe weather;
litigation and disputes involving the Company, including product liability, contract, warranty, pension, intellectual property and employment claims; volatility and fluctuation in the price of the Company’s stock; and risks associated with our indebtedness. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and
Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking
statements in light of these risks.   Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Technology leader - energy industry is the largest end-user of Chart’s products
Leading position - #1 or #2 in all primary markets served
Global footprint – operations on four continents with about 2,800 employees
Worldwide earnings – approximately 60% of sales derived from outside the U.S.
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets.
Asia
23%
U.S.
41%
Americas
(Non-US)
6%
RoW
12%
Europe
18%
Sales by Segment *
Energy
63%
BioMedical
15%
General
Industrial
22%
Sales by Region **
Sales by End-User **
Energy &
Chemicals
27%
Distribution
& Storage
47%
BioMedical
26%
* TTM ending 09/30/2010
** Based on 2009 data

Strong Track Record of Successful Execution

0
20
40
60
80
100
120
140
160
0
100
200
300
400
500
600
700
800
2004 2005 2006 2007 2008 2009 TTM
9/30/2010
Sales Operating Income
(1)    Included in 2005 are non-recurring costs of $26.5 million for the acquisition of Chart
Industries by First Reserve.
(1)
During last growth cycle Company leveraged
its flexible manufacturing platform resulting in
operating income growth that outpaced sales
Flexible cost structure and good execution
allowed for aggressive response to economic
downturn resulting in higher operating income
level than last cycle low point
Lean initiatives and improving performance
continue to drive favorable earnings and cash
generation, resulting in strong balance sheet
with significant liquidity
Similar or higher growth, leveraged by
acquisitions, expected to occur again during
the next growth cycle anticipated to begin in
the second half of 2011
Last Growth
Cycle CAGR
(2004-2008)
Sales   25%
Oper. Inc.  38%

Energy & Chemicals (E&C) Segment Overview

Heat Exchanger
Cold Box
Production
Heat
Exchangers
68%
Cold Boxes and
LNG VIP
32%
Sales by Product / Region *
Highlights
Technology leader - providing heat exchangers and cold
boxes critical to LNG, Olefin petrochemicals, natural gas
processing and industrial gas markets
–
Separation, liquefaction and purification of hydrocarbon and industrial gases
Market leader – leading market positions worldwide
Manufacturing leader - one of three global suppliers of
mission-critical LNG and LNG liquefaction equipment
Selected Products
Americas
(Non-US)
5%
RoW
20%
Asia
38%
U.S.
36%
Europe
1%
* Based on 2009 data

Distribution & Storage (D&S) Segment Overview

Sales by Product / Region *
Highlights
Balanced customer base - 46%of segment sales derived
from products used in energy applications
Strategic footprint – manufacturing located near growing end markets and lower-cost countries
–
Positioned to capitalize on strong expected growth in Asia and
Eastern Europe
–
Continued investment in key global manufacturing facilities
Bulk MicroBulk
Distribution
Storage
Satellite
LNG Storage
Bulk Storage
Systems
46%
Packaged Gas
Systems
22%
VIP, Systems
and Components
6%
Parts, Repair and On-
Site Service
11%
Beverage Liquid
CO
2
Systems
8%
LNG Terminals
and Vehicle Fuel
Systems 7%
Americas
(Non-US)
7%
RoW
5%
Asia
13%
U.S.
49%
Europe
26%
* Based on 2009 data
Selected Products

BioMedical Segment Overview

Sales by Product / Region *
Highlights
Strong growth - increases in oxygen respiratory therapy and
biomedical research, led by international markets, expected
Robust end markets include:
–
Home healthcare and nursing homes
–
Hospitals and long-term care
–
Biomedical and pharmaceutical research
–
Animal breeding
Portable Oxygen
Lab Storage
Stainless Steel Freezer
End-Use Consumption
Respiratory
Therapy
Systems
46%
Other
5%
Biological
Storage
Systems
49%
Americas
(Non-US)
9%
U.S.
34%
Europe
47%
Asia
10%
* Based on 2009 data
Selected Products

demand and supply
Quadrillion BTUs
300
250
200
150
100
50
0
Oil
Average
Growth Rate
Per Year
0.8%
Coal
0.5%
Gas
1.8%
Biomass
0.5%
Nuclear
2.3%
Hydro, Geo
2.2%
Wind, Solar,
Biofuels
9.6%
Total
Energy
Growth
Non-
OECD
Annual
Energy
Savings
Non-
OECD
OECD
2005 2030 2005 2030 2005 2030 2005 2030 2005 2030 2005 2030 2005 2030 2005-2030 2030

World Natural Gas Production
Pre 2008 Fields
Post 2008 Fields
% Unconventional Gas
Trillion Cubic Feet (Bcf)
180
160
140
120
100
80
60
40
20
0
16%
15%
14%
13%
12%
11%
10%
2007
2015
2020
2025
2030

Growing industry - natural gas demand is expected to continue to grow at a pace faster than coal and oil, and will be heavily weighted towards emerging economies, which is expected to drive demand for
Chart’s products.
Natural gas expansion - U.S. natural gas processing is expected to rise due to the production of unconventional gas.  World primary demand for natural gas expands on average by 1.5% per year with the biggest increases in the Middle East, China and India.
(Source:
International Energy Agency – World Energy
Outlook 2009, Reference Scenario)
LNG growth leader - “Global gas demand is likely to rise by 25%, while the use of LNG is set to surge by 40% by 2020.”
(Source:
ExxonMobil quoted at CWC World LNG Summit, Barcelona – December 2009)
Global Natural Gas Production and Demand
Source: ExxonMobil – Outlook for Energy, A View to 2030

Asia Pacific

Billions of Cubic Feet per Day
120
100
80
60
40
20
0
2000
2010
2020
2030
LNG
Pipeline
Unconventional
Conventional
Imports
Local Production

China LNG Demand Outlook
Domestic
Imported
Trillion Cubic Feet (TCF)
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

♦

♦

♦

♦

♦

Dramatic increase in imported LNG in China has already begun and is expected to accelerate, with China aggressively investing in LNG infrastructure, including LNG transportation and storage equipment
China’s twelfth 5-year plan (2011 - 2015) mandates an increase of gas as a percentage of energy consumption from less than 4% to over 8% (compared to over 20% for the U.S.)
Chart E&C is major supplier of key liquefier technology and components for domestic and imported production
China road transit authority expects to add 2 million new gas fueled vehicles, with 2/3 being LNG
Lack of pipeline infrastructure in China requires “virtual pipeline” with LNG, and Chart D&S equipment (e.g., storage, transportation, etc.) can fill this gap
China LNG Demand Outlook
Source: Company Estimates
Source: ExxonMobil – Outlook for Energy, A View to 2030

personal vs. commercial

Millions of Oil-Equivalent Barrels per Day

25
20
15
10
5
0
OECD
Non-OECD
OECD
Non-OECD
2005
2030
2005
2030
Personal
2005
2030
2005
2030
Commercial

by sector

Millions of Oil-Equivalent Barrels per Day

70
60
50
40
30
20
10
0
1980
2005
2030
Rail
Marine
Aviation
Heavy-Duty Vehicles
Light-Duty Vehicles
Commercial
Personal

Natural gas penetration – increasing as a viable energy
source and transportation fuel due to its high energy density, lower costs and low emissions
Broad product offering - Chart provides products and
solutions for the full LNG value chain: LNG liquefiers,
transportation equipment, terminal storage equipment and
vehicle tanks for both on-road and off-road heavy duty
vehicles and marine applications
Favorable environment - Congress likely to move on energy
bill initiatives, which could significantly boost natural gas vehicle adoption in U.S. and drive a multi-year build-out of
LNG production, storage and distribution infrastructure and
creating additional market opportunities for Chart
LNG “Virtual Pipeline” and Transportation Fuel
Source: ExxonMobil –
Outlook for Energy, A View to 2030

Organic Growth Opportunities – E&C

Significant exposure to expected
global energy demand growth,
especially in emerging economies
North American Natural Gas
processing
Small-mid and base load LNG global
projects
Environmental legislation and
alternative energy opportunities
Source: Gasification Technologies Council

$ USD (billions)
Industrial Gas Demand
80
70
60
50
40
30
20
10
-
2009
2014
2019

Industrial Gas Production
bcm
350
300
250
200
150
100
50
-
2009
2014
2019
North America
Europe
Asia/Pacific
Rest of World

Organic Growth Opportunities – D&S

Global relationships with major industrial
gas companies and distributors
World demand for industrial gases is
forecast to increase 8% annually to over
$52 billion in 2014 *
Supply of equipment for LNG virtual
pipeline, and fuel tanks for heavy duty
vehicles and marine transportation
Expanding aftermarket business
*  Source: Freedonia Group Inc, August 2010 "World Industrial Gases"

Non-Delivery Modalities
Delivery Modalities
Portable Oxygen Concentrator
Home Fill
Concentrators
Patient
LOX
Cylinders

Organic Growth Opportunities–
BioMedical
Oxygen respiratory therapy growth
with aging demographics, especially
in emerging markets
Expansion of product portfolio to
non-delivery modalities
Increasing biological research
expenditures
New product development

M&A Growth Initiatives

Invested $78 million in seven acquisitions completed over the past five years adding over $150 million in sales with all acquisitions being accretive to earnings
Current economic environment continues to provide acquisition opportunities for Chart, especially with its strong balance sheet and more than adequate liquidity
Target acquisition criteria (variation possible where fit is right)
Companies with high growth potential, industry leadership potential and/or a proven business model that can be leveraged on Chart’s global platform
Current platforms for equipment supply: Complements to cryogenics, industrial gas, LNG and LNG fueling, natural gas processing, air separation, hydrocarbon processing, heat exchange, low temperature storage or respiratory therapy
New business platforms for equipment supply
•
Energy Segments:
Natural gas processing, enhanced oil and gas recovery, steam methane reforming for hydrogen production, efficient electrical energy generation and CNG fueling
•
Industrial Gas Segments:
•
Other Segments:
Two experienced senior professionals added in corporate development to focus on growth
Gas generation and liquefaction, CO
2
, food and beverage and gas distribution
Healthcare, water treatment, compact heat exchangers, and gas compression

Global Manufacturing and Distribution Platform

Operating leverage provides the flexibility to expand and reduce capacity as needed with minimal capital expenditures
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Energy & Chemicals
Distribution & Storage
BioMedical
Total:
Manufacturing:
Europe Asia-Pacific
14
9
6
2
4
2
North America
Corporate

Summary of Investment Highlights
Positioned for continued significant growth as markets continue to recover
–
Substantial organic growth expected, especially in China and across Asian markets
–
New product development taking advantage of leading proprietary technology and designs
–
Strong track record of maximizing operating efficiencies and growth
–
Continued inorganic growth initiatives with continued strategic, accretive acquisition activity
Flexible Manufacturing Platform
–
Ability to rapidly adjust production as demand fluctuates
–
Necessary capacity expansion or contraction is easily attainable without significant spend
Very strong balance sheet
–
Improved net debt position, but will continue to optimize capital structure
–
Substantial free cash flow growth and liquidity, especially with new senior credit facility
Very stable business model
–
Attractive industry with long-term customer relationships
–
Solid platform with worldwide presence and leading market positions in all segments
15
Chart represents a unique investment opportunity to capitalize on the return of strong growth in the markets it serves